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                                                                   Exhibit 10.18

                             CONSULTANCY AGREEMENT
                             ---------------------

Date:  1/st/ October 1999


Parties:

1. "The Company": Octel Corp. a limited liability company incorporated in the State of Delaware, USA and having its European Headquarters at Global House, Bailey Lane, Manchester M90 4AA, UK; and

2. "The Consultant": Dr R E Bew of Ivy Cottage, 106 The High Street, Norton, Stockton-on-Tees, Cleveland, TS20 1DS.


Recitals:

(A) The Company wishes to retain the Consultant to assist the Company by providing corporate development services.

(B) The Consultant has experience and expertise in corporate development activities and is willing to provide those services to the Company on the terms of this agreement.


                               A G R E E M E N T

1.   Appointment
     -----------

     The Company appoints the Consultant to provide the following services to the Company:

1.1  develop the Company's international business profile;

1.2 develop senior level relationships for the Company with the banking community and the major companies in the chemical industry;

1.3 assist the Corporate Development team to develop, review and implement the Company's M&A programme;

1.4  develop a corporate KPI programme;

1.5  assist in the development of the N.W. Inter-active programme.

2.   Terms
     -----

     This agreement shall commence on 1/st/ October 1999 and shall continue until terminated by either party giving three months notice in writing.


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3.   Consultant's Obligations
     ------------------------

     The Consultant shall devote such time to the provision of the services described in paragraph 1 hereof as is necessary to fulfil those obligations but the Company and Consultant expect that the Consultant shall provide such services to the Company on an average of two days per week.

4.   Fees
     ----

     The Company shall pay to the Consultant (Pounds)15,000 per calendar quarter for the terms of this agreement.

5.   Consultant Status
     -----------------

     The Consultant is an independent contractor and not a servant of the Company. The services will be provided by the Consultant as a self-employed person and nothing in this agreement shall be construed as creating an employer/employee relationship. The Consultant is not eligible for sickness benefit, to join the Company Pension Scheme or receive any holiday pay or bonus payments.

6.   Governing Law and Jurisdiction
     ------------------------------

     The construction, validity and performance of this Agreement shall be governed by the laws of England and Wales and both parties submit to the non-exclusive jurisdiction of the English courts.



SIGNED by _______________________________
for and on behalf of
Octel Corp.



SIGNED by _______________________________
The Consultant

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